


2023 Performance



MainStreetBank



MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's (“SEC”) website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, “Risk Factors”.

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company’s performance.

about
MainStreet Bancshares, Inc.

- a bank
- a technology group
- a Community Development Entity

Branch lite business model

excellent for maintaining low overhead expenses

Bank established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full time employees:	187
Assets per employee:	$10.9 million
Holding company established:	Feb 11, 2016

Headquarters
10089 Fairfax Blvd
Fairfax, VA 22030



D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

Diverse primary market

Federal government provides stability, doesn't define market

Strong employment



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
US Unemployment Rate
DC MSA Unemployment Rate
14.7%
10.0%
9.6%
7.2%
1/1/2004
1/1/2005
1/1/2006
1/1/2007
1/1/2008
1/1/2009
1/1/2010
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
1/1/2020
1/1/2021
1/1/2022

Historic trend of low unemployment compared to overall U.S. - even during downturns

Diverse opportunities

Federal government

Georgetown, GW, American, Howard, George Mason, Gallaudet, Catholic, UMUC, Marymount

Defense Contracting
CACI
Lockheed Martin
FTI
SAIC

Dulles, Reagan, BWI, Amtrak

16 Fortune 500 Companies
Amazon
Boeing
Raytheon
Marriott

Highest median household income [1]

Tourism, hospitality, conventions
NBA, NFL, MLS, NHL

Over 70 data centers and 70% of U.S. internet traffic [2]

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

…our 2023 results are good

Share price moves above book

year-end closing price at 104% of tangible book value

As-Of December 31, 2023			
Nasdaq Capital Markets:	MNSB	Market capitalization:	$186.8 million
Close common stock price:	$24.81	Preferred stock Nasdaq symbol:	MNSBP
Price / Tangible Book Value:	104%	Close preferred stock price:	$23.05
Common shares outstanding:	7,527,415	Russell 2000 index:	6/2023



Tangible Book Value
Market Value
Dividend
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$25.66
$24.63
$29.68
$24.39
$24.81
$19.86
$20.94
$20.61
$20.75
$20.94
$21.75
$22.73
$23.00
Dividend $0.05
Dividend $0.05
Dividend $0.05
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
10/10/2021
11/10/2021
12/10/2021
1/10/2022
2/10/2022
3/10/2022
4/10/2022
5/10/2022
6/10/2022
7/10/2022
8/10/2022
9/10/2022
10/10/2022
11/10/2022
12/10/2022
1/10/2023
2/10/2023
3/10/2023
4/10/2023
5/10/2023
6/10/2023
7/10/2023
8/10/2023
9/10/2023
10/10/2023
11/10/2023
12/10/2023

Market data is from Yahoo Finance

Smart balance sheet growth



May 2004
$12.5M
Private
Placement
of Common
Stock
August
2005
$12.6M
Private
Placement
of Common
Stock
&
Began
trading on
OTC
Market
December
2014
$12.8M
Private
Placement
of Common
Stock
July 2016
Formed
Holding
Company /
Began
Trading on
OTCQX
January
2017
$15M Sub-
Debt
Offering
October
2017
$18.4M
Private
Placement
of Common
Stock
August
2018
$45M
Private
Placement
of Common
Stock
April 2019
Became
SEC
Registrant
and Began
Trading on
NASDAQ
Capital
Market
September
2020
$28.75M
Depository
Share Offering
April 2021
$30M
Sub-Debt
Offering
March 2022
$44M
Sub-Debt
Offering
'04
'05
'14
'16
'17
'18
'19
'20
'21
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
(Assets in $millions)

Financial metrics continue strong
despite increased rate environment

		4Q23 YTD	4Q23	3Q23	2Q23
Profitability	EPS	$3.25	$0.61	$0.77	$0.85
	Efficiency Ratio	56.69%	62.33%	58.49%	54.04%
	ROAA[2]	1.38%	1.02%	1.30%	1.46%
	ROAE[2]	12.66%	9.42%	11.80%	13.40%
	ROATCE[2]	13.37%	9.65%	12.37%	16.44%
	Net Interest Margin[1,2,3]	4.08%	3.49%	3.97%	4.21%
Balance Sheet	Net Loans ($000)	$1,705,137	$1,705,137	$1,681,444	$1,637,484
	Total Deposits ($000)	$1,686,127	$1,686,127	$1,683,190	$1,593,383
	Total Assets ($000)	$2,035,432	$2,035,432	$2,021,491	$1,949,351
	ACL / Gross Loans	1.01%	1.01%	1.01%	1.04%
	NCOs / Avg Loans	0.03%	0.03%	0.00%	0.00%
	Total Equity/Tangible Assets [3]	10.97%	10.97%	10.65%	10.87%

[1] tax-equivalent yield
[2] annualized
[3] non-GAAP

Risk metrics reflect continued vigilance

		4Q23	3Q23	2Q23
Liquidity	Liquidity Coverage Ratio (LCR) [1]	133%	164%	124%
	Loan-to-Deposit Ratio	102%	101%	104%
	Core Deposit Ratio [2]	74%	68%	70%
	FDIC Insured / Total Deposits [3]	77%	76%	70%
	Secured Line Available Balance	$557M	$560M	$494M
	Unsecured Line Available Balance	$114M	$129M	$99M
Capital [2]	Tier 1 Capital [3]	$294,553	$290,273	$284,558
	Worst-case stress results[4]	-$31,840	-$35,643	-$32,539
	CET1 Capital after worst-case stress	$262,713	$255,225	$252,019
	CET1 Ratio after worst-case stress	14.88%	14.58%	14.02%
	CET1 Ratio (regulatory min. is 7%)	15.81%	15.35%	15.37%

[1] LCR = High-Quality Liquid Assets / Total net 30-day cash outflow amount. Target is > 100%.
[2] Bank-defined core deposit ratio
[3] Bank-level metric
[4] Worst-case stress for earning assets, including loans, Available for Sale (AFS) and Held to Maturity (HTM) securities, among others. Tax-Equivalent

Liquidity continues strong and well-managed

Quarterly liquidity monitoring results

Metric	4Q23	3Q23	2Q23	1Q23
Liquidity coverage ratio (LCR)[1]	133%	164%	124%	118%
Core deposit ratio [2]	74%	68%	70%	71%
FDIC insured / total deposits [3]	77%	76%	76%	73%
	(millions)			
High quality liquid assets[4]	$180	$180	$161	$290
Secured line available balance	$557	$560	$494	$436 [5]
Unsecured line of credit	$114	$129	$99	$129
Total available funding sources	$671	$689	$593	$565

133%
LCR

[1] LCR = High-Quality Liquid Assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank-Level metric
[4] High Quality Liquid Assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance
[5] Net of borrowings of $45 million for 1Q23

…we executed a solid interest rate strategy aimed to maximize profitability in a rising rate environment

…we didn't plan for the feckless actions of three management teams who brought chaos to the insured deposit markets and caused the collapse of the second, third and fourth largest banks in U.S. history - but we are still doing well

Loan beta strong throughout cycle

funding beta accelerated after large banks collapsed

Performance against effective Fed Funds Rate


Cost of Funds
Effective Fed Funds Rate
Yield on Loans
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
01/22
03/22
05/22
07/22
09/22
11/22
01/23
03/23
05/23
07/23
09/23
11/23
01/24
03/24
Collapse of SVB, First Republic, Silvergate, Heartland

47%

Cumulative cycle loan pricing beta [1]

56%

Cumulative cycle funding beta [1]

[1] Cumulative cycle funding beta is the change in interest expense on total deposits and funding costs relative to the change in the average effective fed funds rate over the interest rate cycle commencing 1Q2022. Likewise, the cumulative cycle loan beta is the change in loan interest income relative to the same denominator.

Deposit shift consistent with rising rates



Deposit type / total deposits
50%
52%
35%
33%
40%
45%
44%
42%
41%
23%
24%
26%
38%
36%
30%
24%
23%
21%
27%
24%
39%
29%
24%
25%
32%
35%
38%
2018
2019
2020
2021
2022
1Q23
2Q23
3Q23
4Q23
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

[1] Bank-defined core deposits

Deposits 4Q23 ($MM)

Core[1]	$1,253	74%
Non-core	$433	26%
Total	$1,686	100%

$385 million in core time deposits with a remaining weighted average maturity of nine months and a weighted average rate of 4.62%

$499 million in core interest-bearing DDAs and a weighted average rate of 4.18%

Core Deposits

reconciliation of Regulatory accounting to best practice

The FDIC Call Report instructions arbitrarily limits the dollar amount of reciprocal deposits that can be reported as “core” to just 20% of our total liabilities. All our reciprocal deposit customers are core customers.

Bank-Defined Core Deposits - FDIC Defined Core Deposits

Core Deposit Type ($000)	Bank Defined	FDIC Defined
Non-Interest Bearing	$372,753	$372,753
Interest Bearing	$498,598	$498,598
Time Deposits	$385,179	$385,179
FDIC Reciprocal Adjustment	-	-$176,400
Total Core Deposits	$1,256,530	$1,080,130
Total Deposits	$1,686,127	$1,686,127
% of Total Deposits (Core)	*74.5%*	*64.1%*

Non-core deposits are efficiently structured

Bank defined value

26% of deposits are non-core

(millions)


$129
$121
$183
Wholesale CDs
Callable Wholesale CDs
Special Customer DDAs

$183MM in wholesale CDs
- Avg maturity is 7 months
- Weighted avg rate is 4.32%

$129MM in callable CDs
- Bank holds put option
- Avg. put is April 2024
- Avg. maturity is 42 months
- Weighted avg rate is 5.22%

$121M in Special Customer DDAs
- Weighted avg rate of 5.75%
- Rate can change any time

Loan rates well-positioned

for anticipated future interest rate environment



Year-end 2022
Fixed[1] 46%
Floating - Immediate[2] 54%
Year-end 2023
58% of loans are fixed-rate[1]
Floating - Immediate[2] 42%
60% Of the floating rate loans have floors with an average rate of 5.90%

[1] "Fixed" loans include all loans with a repricing date more than 6-months from quarter-end

[2] "Floating – Immediate" loans are loans that can reprice immediately or have a reprice date within 6-months

Net interest margin outlook is favorable

Net interest margin, trailing twelve months[1,2]



4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3.47%
3.67%
3.88%
4.19%
4.38%
4.43%
4.39%
4.08%
3.75%
3.68%
MNSB NIM
MNSB NIM Forecast

[1] Tax-Equivalent Yield
[2] Forecast for MNSB is based on flat rates through the first half of 2024

8% increase in gross loan balances for 2023 with good quality and strong performance metrics

Loan portfolio dynamics are stable

Average new loan size[1] and legal lending limit by year



(000's)
Average New Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
2017
2018
2019
2020
2021
2022
2023

4Q23 composition [2]



Res. Real Estate 28%
Construction 25%
$1.7 billion
C&I 4%
Comm. Real Estate 43%

[1] Average loan size excludes PPP & Consumer loans
[2] "Other Loans" account for less than 1% and are not represented

CRE concentration is consistent



Investor CRE as a % of total capital
370%
377%
372%
364%
373%
373%
138%
137%
141%
140%
139%
138%
232%
240%
231%
224%
234%
235%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
Investor CRE
Construction

Pure CRE "office" exposure is nominal

Current Balance of Office Portfolio [1]

Category ($ Millions)	Location				
	DC	MD	VA	Other	Total
Mixed Use	$11	$3	$3	-	**$17**
Office Building	-	$2	$8	-	**$10**
Medical	-	$22	$15	$1	**$38**
Under Construction	$1	-	-	-	**$1**
Office to Residential Conv. [2]	-	-	$22	-	**$22**
Total	**$12**	**$27**	**$48**	**$1**	**$88**

$27 mil

Exposure to mixed-use buildings and office buildings

[1] As-of 12/31/23. Investor CRE Office includes call codes 1A1, 1A2, and 1E2

[2] Office to Residential Conversion are projects underwritten with the intent of converting vacant office to residential units

Loan portfolio quality is good

Criticized & classified loans over five quarters

Current Balance in ($ millions)	12/31/2022		3/31/2023		6/30/2023		9/30/2023		12/31/2023	
	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance
Criticized	-	-	-	-	-	-	1	$16.0	2	$19.0
Classified	4	$9.6	6	$10.2	8	$11.1	13	$10.8	16	$21.2

Criticized & classified loans / total gross loans = 2.33%
Non-performing loans / total gross loans = 0.06%
Net charge offs / average gross loans = 0.03%

New Q4 loans are in good sectors

New loan originations 4Q2023

Sector	# of Loans	Origination Amount ($000)	Weighted Avg Rate	Weighted Average Maturity (months)
Residential Construction	17	$21,336	9.01%	17
Healthcare	1	$10,341	9.00%	77
Multi-Family	2	$1,112	9.84%	113
Industrial	3	$14,184	8.44%	36
Other	2	$3,338	8.26%	35
Total	**25**	**$50,311**	**8.82%**	**38**

…a well capitalized Company
able to endure the challenges
that lie ahead
(micro and macro)

Capital stack is well structured

Return on capital components

Component	Outstanding (million)	Rate of Return	Percent of Capital Stack
Common Stock	$218 [1]	12.18% [2]	70%
Subordinated debt	$73	3.90% [3]	23%
Preferred Stock	$27	7.50%	9%
AOCI	-$7	-	-2%
TOTAL	**$311**		**100%**

[1] Includes the Allowance for Credit Losses (ACL)

[2] 4Q23 Return on Total Common Equity (ROTCE)

[3] Weighted average yield

Capital remains strong after stress test results
for all earning assets

December 31, 2023 stress test results

Earning asset component	Outstanding ($000)	Stress test[1] ($000)
Construction	$429,637	-$4,606
Investor CRE	$732,815	-$7,635
All Other Loans	$564,639	-$11,994
HTM Securities	$17,275	-$88
AFS Securities	$69,666	-$7,478
Swap Portfolio	-	-
BOLI	$38,319	-$39
Totals	$1,816,125	-$31,840

[1] Tax-Effective value

Stress test results good over five quarters

Capital adjusted for stress test results

Capital components ($000)	4Q22	1Q23	2Q23	3Q23	4Q23
Common Stock	28,892	28,892	28,892	28,892	28,892
Surplus	144,441	144,441	144,441	144,441	144,441
Retained Earnings	99,125	104,894	111,225	116,940	121,220
CET1 Capital	$272,458	$278,227	$284,558	$290,273	$294,553
Stress test Estimate	-$29,805	-$29,350	-$32,539	-$35,661	-$31,840
Stressed CET1 Capital	$242,653	$248,877	$252,019	$254,612	$262,713
Stressed CET1/RBC	13.8%	13.4%	14.0%	14.6%	14.9%

To be well-capitalized, the Common Equity Tier 1 (CET1) risk-based capital ratio must be at least 7%. Bank is significantly above that level.

AVENU™

Innovating How Money Moves

more important now than ever before -- to generate low-cost deposits

Avenu technology group

a high-performing team



Chief Exec. Officer
Avenu President
Chief Information Security Officer
Chief Risk Officer
Project Manager
Chief Technology Engineer
Chief Security Officer
Chief Compliance Officer
3 project managers
2 Implement/ support
1 systems architect
4 cloud engineers
5 microservices developers
1 scrum master
3 quality assurance engineers
4 cyber operations analysts
2 compliance analysts

Avenu spend to-date is efficient

and legacy deposits are faring well

Assets & liabilities Dec. 31, 2023

	(000's)
Computer software	$14,386
Other assets	$82
Total capitalized assets	**$14,468**
Non-interest-bearing deposits	$33,466
Interest-bearing deposits	$1,808
Total deposits	**$35,274**

Capitalized assets will begin amortization in March 2024

Avenu legacy performance is good

Income Statement through 2023

	(000's)
Service charge Income	$868
Income from deposits [1]	$2,261
Total income	$3,129
Employee compensation	$1,415
Other expenses	$1,501
Compliance expenses	$162
Total non-interest expense	$3,078
Net Income before taxes	$51

[1] Determined by using the weighted average Effective Fed Funds Rate for 2023 and average NIBs for 2023

Avenu on the horizon

Status of fintech partners joining Avenu

Status	Number of fintech partners
in production	1
near production	1
in sandbox	1
signed contracts	2
waiting for licenses to proceed	2
pending decision by fintech	4

5 firmly engaged

6 nearing decision

Avenu breakeven

Estimated breakeven occurs when we achieve and sustain $225 million in deposits

We plan to get Avenu deposits to $225 million before year-end

Looking ahead to 2024

...a transformative year

Projections for 2024

- Estimated run rate will increase 1.2% per month, which covers:
  - software amortization
  - non-interest expenses (including all salaries)
- Avenu generated low-cost deposits will reach $225 million in 2024
- Avenu fee income will exceed $2 million in 2024

MainStreet Community Capital, LLC

Is a for-profit entity within the holding company that focuses on Community Reinvestment Act opportunities, including the issuance of new market tax credits (when granted)

The New Markets Tax Credits (NMTC) program was enacted in 2000 to stimulate economic development in low-income communities. The program attracts investors to underserved areas by offering tax credits against their federal income tax return in exchange for making equity investments in commercial enterprises that provide substantial, long-term benefits to low-income communities.

Company performance financial highlights for 2023

Financial highlights

	Year-End Financials					Quarter-End Financials				
In $000 unless otherwise noted	**2019**	**2020**	**2021**	**2022**	**2023**	**Q4'22**	**Q1'23**	**Q2'23**	**Q3'23**	**Q4'23**
Interest Income	58,813	62,072	64,199	83,845	124,123	25,772	28,645	30,706	31,694	33,078
Interest Expense	19,377	16,095	10,663	13,836	48,176	5,176	7,554	11,435	13,116	16,071
Net Interest Income	39,436	45,977	53,536	70,010	75,947	20,596	21,091	19,271	18,578	17,007
Noninterest Income	4,857	7,493	6,110	4,834	3,638	1,059	1,003	810	963	861
Realized Gains on Securities	5	0	6	4	0	0	0	0	0	0
Total Revenue	44,298	53,470	59,645	74,843	79,585	21,655	22,094	20,081	19,541	17,868
Noninterest Expense	25,376	30,300	32,865	39,057	45,120	10,707	11,703	10,852	11,429	11,136
Pre-Tax Pre-Provision Income (Non-GAAP)	18,922	23,170	26,782	35,787	34,464	10,948	10,391	9,229	8,112	6,732
Provision for Credit Losses	1,618	3,610	-1,175	2,398	1,642	1,118	283	638	255	466
Net Income before Taxes	17,304	19,560	27,956	33,389	32,823	9,830	10,108	8,591	7,857	6,266
Provision for Taxes	3,354	3,843	5,785	6,714	6,239	2,252	1,957	1,645	1,516	1,120
Net Income (GAAP)	13,950	15,717	22,171	26,674	26,584	7,578	8,151	6,946	6,341	5,146
Less: Realized Gains	-5	0	-6	-4	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	-5	0	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	-4	0	-4	-3	0	0	0	0	0	0
Core Net Income (Non-GAAP)	13,946	15,717	22,167	26,671	26,584	7,578	8,151	6,946	6,341	5,146
Average Assets	1,173,088	1,498,188	1,685,140	1,744,029	1,931,805	1,799,294	1,885,671	1,912,653	1,929,490	1,998,196
Average Equity	129,281	149,160	179,123	190,839	209,921	194,260	201,603	207,962	213,247	216,669
Average Tangible Common Equity	129,281	141,189	151,327	158,105	170,662	158,855	164,462	169,415	173,144	175,478

Financial highlights - continued

In $000 unless otherwise noted	Year-End Financials 2019	2020	2021	2022	2023	Quarter-End Financials Q4'22	Q1'23	Q2'23	Q3'23	Q4'23
Performance Metrics (%)										
ROAA	1.19	1.05	1.32	1.53	1.38	1.67	1.75	1.46	1.30	1.02
ROAE	10.79	10.54	12.38	13.98	12.67	15.48	16.40	13.40	11.80	9.42
ROATCE	10.79	11.13	13.18	16.87	15.58	19.08	19.82	16.44	14.53	11.63
Core ROAA (Non-GAAP)	1.19	1.05	1.32	1.53	1.38	1.67	1.75	1.46	1.30	1.02
Core ROAE (Non-GAAP)	10.79	10.54	12.38	13.98	12.67	15.60	16.40	13.40	11.80	9.42
Core ROATCE (Non-GAAP)	10.79	11.13	13.18	16.87	15.58	19.08	19.82	16.44	14.53	11.63
Net Interest Margin (%)	3.50	3.21	3.33	4.18	4.06	4.69	4.68	4.19	3.95	3.48
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.52	3.23	3.35	4.19	4.08	4.70	4.69	4.21	3.97	3.49
Common Equity	137,034	140,402	161,525	171,019	194,254	171,019	177,725	183,246	186,481	194,254
Less: Total Intangible Assets	0	0	2,493	9,149	14,657	9,149	10,559	12,267	13,373	14,657
Tangible Common Equity (Non-GAAP)	137,034	140,402	159,032	161,870	179,597	161,870	167,166	170,979	173,108	179,597
Total Assets	1,277,358	1,643,165	1,647,402	1,925,751	2,035,432	1,925,751	2,055,008	1,948,429	2,021,491	2,035,432
Less: Total Intangible Assets	0	0	2,493	9,149	14,657	9,149	10,559	12,267	13,373	14,657
Tangible Assets (Non-GAAP)	1,277,358	1,643,165	1,644,909	1,916,602	2,018,775	1,916,602	2,044,449	1,936,162	2,008,118	2,018,775
Total Equity / Tangible Assets (%) (Non-GAAP)	10.73	10.20	11.46	10.35	10.97	10.35	10.02	10.87	10.65	10.97
Common Shares Outstanding (actual)	8,260,259	7,443,842	7,595,781	7,442,743	7,527,415	7,442,743	7,524,277	7,522,297	7,524,887	7,527,415
Tangible Book Value per Common Share ($) (Non-GAAP)	16.59	18.86	20.94	21.75	23.86	21.75	22.22	22.73	23.00	23.86

Definitions

GAAP - Generally Accepted Accounting Principles

EPS - Earnings-per-Share

ROAA - Return on Average Assets

ROAE - Return on Average Equity

ROATCE - Return on Average Tangible Common Equity

ACL - Allowance for Credit Losses

NCOs - Net Charge-Offs

CET1 - Common-Equity Tier-1

CET1-RBC - Common-Equity Tier-1 Risk-Based Capital

CRE - Commercial Real Estate

AOCI - Accumulated Other Comprehensive Income

TBV - Tangible Book Value

LCR - Liquidity Coverage Ratio

$MM - Millions of Dollars

($000) - Thousands of Dollars

YTD - Year-to-Date

LTM - Last-Twelve-Months